UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004

GLENBOROUGH REALTY TRUST INCORPORATED

(Exact name of Registrant as Specified in Charter)

Maryland	001-14162	94-3211970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Ste. 1100, San Mateo, California 94402

(Address of principal executive offices)

Registrant’s telephone number, including area code:     (650) 343-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 9, 2004, Glenborough Realty Trust Incorporated (the “Company”) priced a public offering (the “Offering”) of 4,000,000 shares of its Common Stock at $20.80 per share. Goldman, Sachs & Co. acted as underwriter of the Offering and has been granted a 30-day option to purchase up to an additional 600,000 shares of Common Stock from the Company. The Underwriting Agreement relating to the Offering is filed as Exhibit 1.01 to this Current Report. The press release announcing the Offering is attached as Exhibit 99.01.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

1.01	Underwriting Agreement between the Company and Goldman, Sachs & Co. dated December 9, 2004

99.01	Press release dated December 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2004

GLENBOROUGH REALTY TRUST INCORPORATED

By:	/s/ Stephen R. Saul
Stephen R. Saul Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

1.01	Underwriting Agreement by and between the Company and Goldman, Sachs & Co. dated December 9, 2004

99.01	Press release dated December 9, 2004.